SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Growth Trust (Name of Registrant as Specified in Its Charter)

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EATON VANCE GLOBAL GROWTH FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

May 8, 2006

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Global Growth Fund (the “Fund”), a series of Eaton Vance Growth Trust (the “Trust”), on Friday, June 30, 2006 to consider three Proposals that are described in greater detail in the enclosed proxy statement. We ask you to read the enclosed information carefully and to submit your vote promptly.

     As you may know, since inception Global Growth Portfolio (the “Portfolio”), which is the underlying registered investment company in which of all the assets of the Fund are invested, has been co-managed by Boston Management and Research (“BMR”) and Lloyd George Investment Management (Bermuda) Limited (“Lloyd George”). BMR has been primarily responsible for managing the portion of the Portfolio that is invested in the securities of U.S. companies (the “Domestic Portion”) and Lloyd George has been primarily responsible for managing the portion of the Portfolio that is invested in foreign securities (the “Foreign Portion”).

     To address the underperformance of the Foreign Portion of the Portfolio and to seek to improve future performance, the Trustees decided to replace Lloyd George with Eagle Global Advisors, L.L.C. (“Eagle”), which change became effective on April 1, 2006. Eagle is a Houston-based registered investment adviser that specializes in the management of international and global equity portfolios. As of December 31, 2005, Eagle had $1.098 billion of assets under management. In addition to providing new management to the Foreign Portion of the Portfolio, the new arrangements have resulted in a reduction in the total annual expenses of the Portfolio (and indirectly the Fund) in the amount of 0.125% of average daily net assets. Under applicable law, Eagle cannot continue to manage the Foreign Portion of the Portfolio beyond August 28, 2006, without shareholder approval.

     The Trustees have also determined that it would be in the interests of shareholders to change the advisory structure of the Portfolio by appointing BMR as the sole investment adviser of the Portfolio and Eagle as a sub-adviser to BMR. Under the proposed structure, in addition to managing the Domestic Portion of the Portfolio, BMR would be responsible for overseeing the management by Eagle of the Foreign Portion of the Portfolio. Provided that shareholders approve the new structure, BMR and its affiliates will preserve for shareholders of the Fund the economic benefit of the 0.125% expense reduction. These changes require your approval.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Fund avoid the expense of additional mailings.

     If you would like additional information concerning either proposal, please call one of our service representatives at 1-800-262-1122. Your participation in this vote is extremely important.

Sincerely,

Thomas E. Faust Jr.
President
Eaton Vance Growth Trust

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE GLOBAL GROWTH FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 Notice of Special Meeting of Shareholders To Be Held June 30, 2006

     A Special Meeting of Shareholders of Eaton Vance Global Growth Fund will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 30, 2006 at 1:00 P.M. (Eastern Standard Time), for the following purposes:

1.	To consider and act upon a proposal to approve a new Investment Advisory Agreement between BMR and the Portfolio, with no change in the advisory fees payable by the Portfolio from the fees set forth in the current agreement.

2.	To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between BMR and Eagle for the Portfolio.

3.	To authorize the Board of Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder approval to the extent permitted by applicable law.

4.	To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     These proposals are discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of the Trust. The Board of Trustees of the Trust has fixed the close of business on May 5, 2006 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

Alan R. Dynner
Secretary

May 8, 2006 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE GLOBAL GROWTH FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a Special Meeting of the Fund to be held June 30, 2006 at The Eaton Vance Building, 255 State Street, Boston, MA 02109, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees of the Trust. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, DF King & Co., Inc. (“DF King”), 48 Wall Street, New York, NY 10005, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about May 8, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

     The Trustees have fixed the close of business on May 5, 2006 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of [May 4, 2006], there were __________ shares of beneficial interest of the Fund consisting of Class A, B and C shares.

     The persons who held of record more than 5% of the outstanding shares of each class of the Fund as of [May 4, 2006] are set forth in Exhibit A. To the knowledge of the Fund no other person owns (of record or beneficially) 5% or more of the outstanding shares of a class of the Fund. The Trustees and executive officers of the Trust as a group own beneficially less than 1% of the outstanding shares of the Fund. Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

     The Trustees know of no business other than the business mentioned in Proposals 1, 2 and 3 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator, or call 1-800-262-1122.

Background

     The Fund’s investment objective is to seek long-term capital growth. The Fund currently seeks to meet its objective by investing in the Global Growth Portfolio (the “Portfolio”), a separate open-end investment company that has the same objective and policies as the Fund. BMR and Eagle currently co-manage the assets of the Portfolio. BMR manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated June 19, 1995 (the “Current Advisory Agreement”). On March 27, 2006, the Board of the Portfolio appointed Eagle co-investment adviser of the Portfolio pursuant to an Interim Investment Advisory Agreement which became effective as of April 1, 2006 (the “Interim Advisory Agreement”). Eagle replaced the previous co-investment adviser Lloyd George Investment Management (Bermuda) Limited (“Lloyd George”) at that time. The Trustees elected not to renew the Current Advisory Agreement with respect to Lloyd George, but to retain BMR under the Current Advisory Agreement and to appoint Eagle as co-investment adviser of the Portfolio. The decision to replace Lloyd George with Eagle was made primarily to address concerns regarding the underperformance of the foreign portion of the Portfolio. Eagle also agreed to waive an amount of the fee to which it was otherwise entitled under the Interim Advisory Agreement equal to 0.125% of the average daily net assets of the Portfolio, thus lowering the total expenses of the Portfolio and therefore the Fund.

     The Interim Advisory Agreement was entered into in accordance with Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), which permits an investment adviser to enter into an interim investment advisory agreement with a fund without shareholder approval after the termination of a previous agreement, provided that the conditions of Rule 15a-4 are met. Those conditions include: (1) the interim agreement can have a duration of no greater than 150 days following the date on which the previous agreement terminated; and (2) the compensation to be received under the interim agreement is no greater than that payable under the previous agreement. The Interim Advisory Agreement provides for compensation to be paid to Eagle that does not exceed the compensation formerly payable to Lloyd George. The Interim Advisory Agreement also provides that it will terminate automatically 150 days following termination of the prior Agreement (or on August 28, 2006). It is anticipated that the Current Agreement and the Interim Advisory Agreement will be terminated simultaneously with the effectiveness of the new Advisory and Sub-advisory Agreements, which are described in Proposals 1 and 2 below.

     At a meeting of the Board of the Trustees of the Portfolio held on April 24, 2006, the Board decided to propose to interestholders (shareholders of the Portfolio are referred to as “interestholders” throughout this Proxy Statement, while shareholders of the Fund are referred to as “shareholders”) that the Portfolio appoint BMR as the Portfolio’s sole investment adviser pursuant to a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Portfolio and BMR. The Board determined that it would be in the interests of the Portfolio to change the structure of the advisory arrangements for the Portfolio such that BMR would serve as the sole investment adviser for the entire Portfolio and Eagle would serve as the sub-adviser with respect to a portion of the Portfolio with primary responsibility for the portion of the Portfolio that is invested in foreign securities. BMR would continue to manage the domestic portion of the Portfolio and would also supervise Eagle’s management of the foreign portion. The Board concluded that an advisory/sub-advisory arrangement would promote more efficient and effective management of the Portfolio and facilitate communications between the Board and the persons primarily responsible for managing the assets and operations of the Portfolio. In furtherance of this recommendation, the Board at its April meeting also approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between BMR and Eagle.

     The Board approved the New Advisory and Sub-Advisory Agreements subject to the approval of a majority of the outstanding voting securities of the Portfolio, as required by the 1940 Act. If approved, BMR will serve as the Portfolio’s sole investment adviser managing Portfolio assets to be invested primarily within the United States and Eagle will serve as the Portfolio’s sub-adviser managing Portfolio assets to be invested primarily in foreign securities under BMR’s supervision.

     The Portfolio will seek the approval of its interestholders, including the Fund, for the New Advisory Agreement, Sub-Advisory Agreement and the other proposals described in this Proxy Statement. In turn, Fund shareholders are being asked to vote on the New Advisory Agreement, Sub-Advisory Agreement and the other proposals described in this Proxy Statement because the Trust’s Board of Trustees has decided to seek instructions from Fund shareholders as to how to vote on these matters. The Fund will cast its votes at the interestholder meeting of the Portfolio in the same proportion as the Fund shareholder votes it receives pursuant to this Proxy Statement. Because the Fund holds ___% of the interests in the Portfolio, the Fund’s shareholder vote is very important to passage of the proposals.

Proposal 1. Approval of New Advisory Agreement

     At a meeting of the Board of Trustees of the Portfolio held on March 27, 2006, the Trustees approved the continuance of the Current Advisory Agreement solely with respect to BMR. The Current Advisory Agreement was most recently submitted to a vote of interestholders on ____________ in connection with its initial approval. The Current Advisory Agreement was not renewed solely with respect to the Portfolio’s former co-investment adviser, Lloyd George, effective as of March 31, 2006. Effective April 1, 2006, Eagle replaced Lloyd George as co-investment adviser of the Portfolio under the Interim Advisory Agreement.

     On April 24, 2006, the Board decided to request interestholder approval (i) to appoint BMR as the sole investment adviser to the Portfolio pursuant to the New Advisory Agreement and (ii) for BMR to appoint Eagle as sub-adviser of the Portfolio pursuant to the Sub-Advisory Agreement. The Board approved the New Advisory Agreement subject to approval by a “majority of the outstanding voting securities” of the Portfolio. If approved by interestholders, the Portfolio’s sole investment adviser will be BMR and BMR will delegate to Eagle, pursuant to the Sub-Advisory Agreement, responsibility for the investment management of that portion of the Portfolio which invests primarily in foreign securities. BMR will continue to manage the Portfolio’s investments located primarily within the United States.

Primary Differences between Current and New Advisory Agreements

     In considering the New Advisory Agreement, the Board compared the provisions of the New Advisory Agreement with those of the Current Advisory Agreement. The overwhelming majority of the material provisions of the New Advisory Agreement and the Current Advisory Agreement are identical. There are two principal differences between the New Advisory Agreement and the Current Advisory Agreement – BMR is permitted to hire sub-advisers, subject to compliance with applicable law, and the New Advisory Agreement may be amended without interestholder approval in certain circumstances. The level of advisory fee the Portfolio is obligated to pay under the Current, Interim and New Advisory Agreements is 0.75% of average daily net assets of the Portfolio, subject to reduction at certain breakpoints which will not change under the New Advisory Agreement. Under the Current and Interim Advisory Agreements, this fee was payable equally to both co-investment advisers. However, in connection with the approval of the Interim Advisory Agreement, Eagle agreed to waive an amount of the fee to which it was otherwise entitled under the Interim Advisory Agreement equal to 0.125% of the average daily net assets of the Portfolio, and this amount is retained by the Portfolio. Under the New Advisory Agreement, the full amount of the advisory fee will be payable to the Adviser, and the Adviser will be responsible to pay the fees of the Sub-Adviser, which are set forth in the Sub-Advisory Agreement. Conditional upon approval of the New Advisory Agreement, Eaton Vance Management (“EVM”), an affiliate of the Adviser and the manager of the Fund, has undertaken to reduce its management fee pursuant to a Management Fee Reduction Agreement by an amount equal to 0.125% of the average daily net assets of the Fund, thus preserving for the Fund the benefit of the fee waiver by Eagle currently in effect under the Interim Advisory Agreement. This Management Fee Reduction Agreement may only be terminated or amended if approved by a majority vote of the Trustees who are not “interested persons” as that term is defined in the 1940 Act of any party to such agreement (referred to as the “Independent Trustees”).

     Sub-advisers. The New Advisory Agreement would allow BMR to enter into an investment sub-advisory agreement with a new sub-adviser or replace an existing sub-adviser with the approval of the Board of Trustees of the Portfolio but without interestholder approval to the extent permitted by the 1940 Act and the rules thereunder.

     This change is being proposed in connection with a proposed rule under the 1940 Act that, if adopted as proposed by the Securities and Exchange Commission (the “Commission”), would allow mutual fund investment advisers to hire sub-advisers or replace existing sub-advisers without obtaining approval of interestholders. Under the proposed rule, any sub-advisory agreement entered into with a sub-adviser would still require the approval of the Board of Trustees. In addition, the proposed rule would require that the New Advisory Agreement obligate BMR to supervise the sub-adviser. To comply with this condition, the New Advisory Agreement provides for BMR to supervise any sub-adviser employed by BMR. The terms of the proposed rule are discussed in more detail in Proposal 3 below.

     Please note that if the Commission adopts the proposed rule, the terms of the rule as adopted may differ from those of the proposed rule described above. BMR intends to comply with the terms of the rule as adopted. However, it is also possible that the Commission may not adopt the proposed rule at all. In any event, BMR and the Portfolio intend to comply with the requirements of applicable law when appointing investment sub-advisers.

     Amendments to the New Advisory Agreement. The New Advisory Agreement would also allow the Board of Trustees of the Portfolio to amend the New Advisory Agreement without obtaining interestholder approval when permitted by applicable law. In interpretations of the 1940 Act and the rules thereunder, the staff of the Commission has stated that under certain limited circumstances amendments to an investment advisory agreement may be made without obtaining shareholder approval. For example, the staff of the Commission has stated that a fund may amend its investment advisory agreement to decrease the advisory fee payable to the investment adviser without first obtaining shareholder approval. The New Advisory Agreement would allow the Board of Trustees of the Portfolio to amend the New Advisory Agreement without approval of its interestholders in such circumstances. The Board of Trustees of the Portfolio does not have any current intention of amending the New Advisory Agreement.

     Please refer to Exhibit B attached hereto for the complete terms of the form of the New Advisory Agreement for the Portfolio. The description of the New Advisory Agreement set forth herein is qualified in its entirety by the provisions of the form of agreement in Exhibit B.

New Advisory Agreement
     Under the New Advisory Agreement, BMR is responsible for managing the investments and affairs of the Portfolio and providing related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The New Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of BMR’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

     The New Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The New Advisory Agreement may be terminated at any time without penalty on 60 days’ written notice by the Board of Trustees of the Portfolio or by BMR, or by vote of the majority of the outstanding voting securities of the Portfolio. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The New Advisory Agreement provides that BMR may render services to others. The New Advisory Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment. These terms are substantially unchanged from those contained in the Current Advisory Agreement.

     BMR will have the same obligations under the New Advisory Agreement with respect to brokerage activities as it has under the Current Advisory Agreement. Under the New Advisory Agreement, BMR selects the brokers with which portfolio securities transactions are executed. In connection with the selection of such brokers or dealers and the placing of orders for the purchase or sale of portfolio securities for the account of the Trust, BMR is required to adhere to procedures adopted by the Board of Trustees of the Portfolio.

Advisory Fees

     Under the New Advisory Agreement, the Portfolio will be obligated to pay BMR a monthly advisory fee based on a percentage of the average daily net assets of the Portfolio equivalent to the annualized rate stated below:

Average Daily Net Assets for the Month	Annual Fee Rate

Up to $500 million	0.75%
$500 million but less than $1 billion	0.70%
$1 billion but less than $1.5 billion	0.65%
$1.5 billion but less than $2 billion	0.60%
$2 billion but less than $3 billion	0.55%
$3 billion and over	0.50%

     These advisory fees are the same as those under the Current Advisory Agreement. Fees are paid monthly in arrears. If the New Advisory Agreement is approved by shareholders, Eaton Vance Management, the Fund’s manager, will reduce the management fee payable by the Fund by an amount equal to 0.125% of its daily average net assets annually pursuant to the Management Fee Reduction Agreement. The Management Fee Reduction Agreement may only be terminated or amended if approved by a majority vote of the Trustees who are not “interested persons” as that term is defined in the 1940 Act of any party to such agreement (referred to as the “Independent Trustees”).

     For the fiscal year ended August 31, 2005, the Portfolio paid advisory fees for services provided pursuant to the Current Agreement in the amount of $664,505. BMR and Lloyd George received a monthly advisory fee, which was divided equally between them.

     As of August 31, 2005, the Portfolio had net assets of $82,344,468. No commissions were paid by the Portfolio during its last fiscal year to any affiliated brokers.

     Please refer to Exhibit B attached hereto for the complete terms of the New Advisory Agreement for the Portfolio. The description of the New Advisory Agreement and the advisory fees set forth herein is qualified in its entirety by the provisions of the New Advisory Agreement in Exhibit B.

Evaluation by the Board

     At the meeting held on March 27, 2006, the Board of Trustees of the Portfolio decided to approve continuation of the Current Advisory Agreement solely with BMR and to replace Lloyd George with Eagle as co-investment adviser of the Portfolio under the Interim Advisory Agreement. On April 24, 2006, the Board approved the New Advisory Agreement as well as the Sub-Advisory Agreement, in each case subject to approval by a “majority of the outstanding voting securities” of the Portfolio. If the shareholders approve Proposals 1 and 2, the Portfolio’s sole investment adviser will be BMR. BMR will continue to manage the Portfolio’s investments located primarily within the United States and will delegate to Eagle the investment management of that portion of the Portfolio which invests primarily in foreign securities. For a discussion of the factors considered by the Board of Trustees and its Special Committee, which is a committee comprised exclusively of Independent Trustees, please see Appendix A hereto.

Vote Required to Approve Proposal 1

     Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the New Advisory Agreement in the same proportion as the votes of the Fund shareholders cast at the meeting.

     If the Proposal is not approved, the Board will consider what actions may be appropriate and in the interest of shareholders.

     The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of New Advisory Agreement between BMR and the Portfolio.

Proposal 2. Approval of the Sub-Advisory Agreement

Proposed Appointment of Eagle

     As noted above, BMR manages the assets of the Portfolio pursuant to the Current Advisory Agreement. At a meeting of the Board of Trustees held on March 27, 2006, the Trustees approved the temporary appointment effective April 1, 2006 of Eagle to co-manage the assets of the Portfolio pursuant to the Interim Advisory Agreement. Eagle replaced Lloyd George as co-investment adviser. The Interim Advisory Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits Eagle to serve as co-investment adviser to the Portfolio until the effective date of the Sub-Advisory Agreement, provided that interestholders approve Proposal 1 and Proposal 2. The Interim Advisory Agreement also provides that Eagle will receive no more compensation than that payable under the Current Advisory Agreement.

     In connection with its proposed appointment of BMR as sole investment adviser to the Portfolio, the Board of Trustees also proposes that Eagle be appointed as the Portfolio’s sub-adviser. On April 24, 2006, the Board of Trustees approved the Sub-Advisory Agreement with Eagle, subject to approval by the interestholders of the Portfolio. If the Agreement is approved by interestholders, Eagle will continue to manage the Portfolio’s investments primarily in foreign securities under the supervision of the Adviser.

     A description of Eagle, the Sub-Advisory Agreement, the fees the Adviser will pay Eagle for its sub-advisory services and the Board of Trustee’s evaluation of the sub-advisory arrangement follows.

About Eagle

     Eagle, a Texas limited liability company located at 5847 San Felipe, Suite 930, Houston, TX 77057, has been an investment adviser registered with the Commission since it was founded in 1996. Eagle provides advisory services to institutional clients and high net worth individuals, and specializes in the management of global and international equity portfolios. Eagle’s management of international equity portfolios focuses primarily on larger capitalization companies that trade in established markets. As of December 31, 2005, Eagle had $1.098 billion of assets under management.

     At Eagle, the day-to-day management of the Portfolio will be the responsibility of Edward R. Allen, III and Thomas N. Hunt, III. Messrs. Allen and Hunt are each partners of Eagle and have been with the firm since its inception in 1996. Mr. Allen earned a bachelor’s degree in engineering from Princeton University and a Ph.D. in economics from the University of Chicago. Mr. Hunt received a bachelor’s degree in accounting from the University of Texas and a MBA from Harvard Business School.

     Eagle is over 95% owned by its partners and employees. Eagle currently serves as sub-adviser to the following funds advised by the Adviser having a similar investment objective as the Portfolio:

Fund Name	Asset Size	Base Advisory Fee
Tax-Managed International Equity Portfolio	$ ______	.50%*
International Equity Portfolio	N/A**	.50%*

*	On net assets of $500 million and over the annual fee is reduced.
**	International Equity Portfolio is expected to commence operations on May 30, 2006.

Sub-Advisory Agreement

     The Sub-Advisory Agreement between the Adviser and Eagle, a copy of the form of which is attached as Exhibit C, requires Eagle to provide a continuous investment program for the Portfolio primarily with respect to non-United States investments (and cash located outside the United States), including making determinations with respect to its purchase, retention or sale of securities, cash or other investments in accordance with the Portfolio’s investment objective, policies and restrictions contained in its Registration Statement, the provisions of the 1940 Act and the diversification requirements of the Internal Revenue Code.

     Under the Sub-Advisory Agreement, Eagle may select the broker-dealers through which Portfolio transactions are executed and negotiate commissions; however the Sub-Advisory Agreement provides that Eagle’s primary consideration in effecting such transactions will be obtaining best execution. The Sub-Advisory Agreement provides that Eagle may, subject to the policies of the Portfolio’s Board of Trustees and consistent with applicable law, pay a broker a higher commission than another broker might have charged for effecting a securities transaction if Eagle determines, in good faith, that the higher commission was reasonable in relation to the value of the brokerage and research services provided by the broker. The Sub-Advisory Agreement further provides that Eagle may allocate orders it places on behalf of the Portfolio to an affiliated broker or to brokers who provide research materials or other services to the Portfolio, Eagle or an affiliate of Eagle.

     The New Advisory Agreement provides that BMR is responsible to the Trust for supervising Eagle. Eagle will be liable under the Sub-Advisory Agreement for any act or omission arising out of any services it provides under the Sub-Advisory Agreement due to its willful misfeasance, bad faith, or negligence in its performance, and for any breach of its obligations or duties under the Agreement. However, the Sub-Advisory Agreement also provides that BMR will indemnify and hold Eagle harmless for any loss or litigation Eagle becomes liable for based on (a) BMR’s gross negligence, willful misfeasance, or bad faith in the performance of its duties or by reason of disregard of its obligations and duties under the Sub-Advisory Agreement or (b) any untrue statement of material fact or failure to state a material fact in the Portfolio’s Registration Statement.

     Under the Sub-Advisory Agreement, Eagle is responsible for voting all proxies the Portfolio is entitled to vote, subject to the review of the Portfolio’s Board of Trustees and BMR. Eagle will vote all proxies in accordance with policies approved by the Portfolio’s Board of Trustees. Eagle’s proxy voting policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. The proxy voting policies include guidelines for voting on various matters that are frequently put before shareholders.

     If approved by the vote of the holders of a “majority of the outstanding voting securities” (as such term is defined above in Proposal 1) of the Portfolio, the Sub-Advisory Agreement will become effective [July 3, 2006] and will continue in effect through July 2008. The Sub-Advisory Agreement will continue, subject to approval annually in accordance with the 1940 Act. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio, by the vote of a “majority of the outstanding voting securities” of the Portfolio or by BMR, in each case on 60 days’ prior notice to Eagle. The Sub-Advisory Agreement also may be terminated by Eagle on three months’ prior written notice unless the Portfolio or Adviser requests Eagle continue to serve the Portfolio for up to three additional months while a replacement sub-adviser is found. Under certain circumstances, such as Eagle becoming legally incapable of providing investment management services to the Portfolio, Eagle may terminate the Sub-Advisory Agreement at any time without the payment of any penalty. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisory Fees

     Under the Sub-Advisory Agreement, BMR (not the Portfolio) pays Eagle for its services on the basis of the following annual fee schedule:

Average Daily Net Assets	Eagle’s Annual Fee
Up to $500 million	0.50000%
$500 million but less than $1 billion	0.46875%
$1 billion but less than $2.5 billion	0.43750%
$2.5 billion but less than $5 billion	0.40625%
$5 billion and over	0.37500%

     Fees are paid monthly in arrears. The amount of the sub-advisory fee is based on that portion of the Portfolio sub-advised by Eagle.

     The fee that would have been payable to Eagle for services provided pursuant to the Sub-Advisory Agreement for the period from September 1, 2004 to August 31, 2005 had the Sub-Advisory Agreement been in effect for such period is $ _____. The advisory fee payable by the Portfolio to BMR under the Current Advisory Agreement for the same period is set forth in Proposal 1. See “Advisory Fee.”

     Please refer to Exhibit C attached hereto for the complete terms of the Sub-Advisory Agreement. The description of the Sub-Advisory Agreement and sub-advisory fees set forth herein is qualified in its entirety by the provisions of the form of the Sub-Advisory Agreement in Exhibit C.

     For the Portfolio's fiscal year ended August 31, 2005, no commissions were paid to any broker that is an affiliate of the Portfolio, BMR, or Eagle.

Management and Governance

     Listed below are the names, positions and principal occupations of the partners and the principal executive officers of Eagle. The principal address of each individual as it relates to his or her duties at Eagle is the same as that of Eagle.

Name	Principal Occupation

Edward R. Allen III	Partner
Thomas N. Hunt III	Partner
Steven S. Russo	Partner
John F. Gualy	Vice President
Malcom S. Day	Vice President

     Messrs. Allen, Hunt and Russo each own 25% or more of Eagle. No officer or Trustee of the Portfolio currently is a director, officer or employee of Eagle, provided that, if the Sub-Advisory Agreement is approved, the Board of Trustees of the Portfolio intends to appoint Messrs. Allen and Hunt as Vice Presidents of the Portfolio. Messrs. Allen and Hunt would receive no compensation for serving as officers of the Portfolio. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in Eagle or any other person controlling, controlled by or under common control with Eagle. Since January 1, 2005, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Eagle was or is to be a party.

Evaluation of the Board of Trustees

     At a meeting held on April 24, 2006, the Board of Trustees of the Portfolio approved the Sub-Advisory Agreement following presentations by BMR and representatives of Eagle and consideration of the factors discussed in Appendix A by the Board’s Special Committee and the full Board.

Vote Required to Approve Proposal 2

     Approval of the Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, as that term is defined in Proposal 1 above. The Fund will cast its votes with respect to the Sub-Advisory Agreement in the same proportion as the votes of the Fund shareholders cast at the Meeting on Proposal 2.

     If Eagle is not approved by the requisite shareholders of the Fund, the Portfolio will continue to be managed by BMR.

     The Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote FOR the approval of the Sub-Advisory Agreement between BMR and Eagle.

Proposal 3.  To Authorize the Board of Trustees to Select
Investment Sub-Advisers and Enter into Investment Sub-Advisory
Agreements without Obtaining Shareholder Approval
To the Extent Permitted by Applicable Law.

     The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by holders of a majority of the outstanding voting securities of that investment company. This requirement currently applies to the appointment of any new sub-adviser to the Portfolio. However, the Commission has proposed a new rule that, if adopted, would allow BMR, in its capacity as the adviser of the Portfolio (the “Adviser”) to hire a sub-adviser or replace an existing sub-adviser for the Portfolio without obtaining interestholder approval, subject to certain conditions. The proposed rule would require the Adviser to supervise and oversee the Portfolio's sub-adviser(s). The proposed rule would also require that the hiring of a new or different sub-adviser not increase the fees charged to the Portfolio and that the Trustees approve the sub-advisory agreement. However, before the Portfolio could rely on the proposed rule (if adopted), the Portfolio must receive approval of its interestholders to do so.

     The Fund is seeking shareholder approval of the Portfolio’s operation under the new rule if it is adopted by the Commission. As noted in Proposal 1 above, if the Commission adopts the proposed rule, the terms of the rule as adopted may differ from those of the proposed rule described here. The Adviser intends to comply with the terms of the rule as adopted. However, it is possible that the Commission will not adopt the proposed rule at all. If the Commission does not adopt the proposed rule, the Portfolio would be required to seek the approval of its interestholders before entering into any new sub-advisory agreement.

     This Proposal 3 is intended to facilitate the efficient supervision and management of the sub-adviser by the Adviser and the Board of Trustees of the Portfolio. The Adviser will monitor the performance of the sub-adviser and may from time to time recommend that the Portfolio’s Board of Trustees replace the sub-adviser or appoint additional sub-advisers, depending on the Adviser’s assessment of which sub-adviser or combination of sub-advisers it believes will optimize the Portfolio’s chances of achieving its investment objective. If Portfolio interestholders approve this proposal and the Commission adopts the proposed rule, the Portfolio would no longer be required to call an interestholder meeting and the Fund would no longer be required to call a shareholder meeting each time a new or replacement sub-adviser is appointed by the Portfolio. Interestholders of the Portfolio and shareholders of the Fund would no longer be asked to vote on the new sub-adviser.

     Shareholder meetings entail substantial costs that could diminish the benefits of any sub-advisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisers. However, even in the absence of shareholder approval, any proposal to add or replace sub-advisers would receive careful review. First, the Adviser would assess the Portfolio’s needs and, if it believed additional or replacement sub-advisers could benefit the Portfolio, would search for available investment sub-advisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Portfolio’s Trustees, including a majority of the Independent Trustees. In selecting any new or replacement sub-

advisers, the Trustees are required to determine that an investment sub-advisory agreement with the sub-adviser, including the fee structure, is in the interests of the Portfolio and its shareholders.

     The Trust’s Board of Trustees believe that the proposed authority for the Portfolio’s Board of Trustees to select and change investment sub-advisers and enter into investment sub-advisory agreements without obtaining the approval of interestholders, subject to the Commission’s adoption of the new rule, is in the best interests of the shareholders of the Fund as well as of the Portfolio interestholders.

Vote Required to Approve Proposal 3

     Approval to authorize the Trustees of the Portfolio to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining interestholder approval requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, as that term is defined in Proposal 1 above. The Fund will cast its votes with respect to this matter in the same proportion as the votes of the Fund shareholders cast at the Meeting on Proposal 3.

     If the Proposal is not approved, the Portfolio will continue to be required to seek the approval of its interestholders to hire new sub-advisers or replace an existing sub-adviser.

     The Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote FOR authorizing the Portfolio’s Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining interestholder approval.

Notice to Banks and Broker/Dealers

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

Additional Information

Investment Adviser, Administrator and Underwriter

     BMR serves as investment adviser to the Portfolio, as well as many of the other funds in the Eaton Vance Group of Funds. BMR is a subsidiary of EVM. BMR and EVM are indirect, wholly owned subsidiaries of Eaton Vance Corporation (“EVC”), a Maryland Corporation and publicly held holding company. EVM manages the Fund and serves as administrator to the Portfolio. James B. Hawkes, Chief Executive Officer of BMR, also serves as a Trustee of the Fund and the Portfolio. For the fiscal year ended August 31, 2005, EVM earned management fees of $220,874, equivalent to 0.25% of the Fund’s average daily net assets for the year. For the fiscal year ended August 31, 2005, EVM earned administration fees of $221,410 from the Portfolio, equivalent to 0.25% of the Portfolio’s average daily net assets for the year. Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The Fund accrued and/or paid EVD $ ________ for its distribution services for the year ended August 31, 2005. EVD receives no compensation for acting as placement agent for the Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

Officers of the Trust and Portfolio

     The officers of the Trust and Portfolio and their length of service are set forth below. Because of their positions with EVM and their ownership of EVC stock, the officers of the Trust and the Portfolio benefit from the advisory fees paid by the Portfolio to BMR. Unless otherwise indicated, the positions listed under “Position(s) Held with the Trust and/or Portfolio” are held with both the Trust and the Portfolio.

	Position(s) Held with Trust/Portfolio	Term of Office and Lngth of Time Served
Principal Occupations During Past Five Years
Name, Address and Age (1)

Thomas E. Faust Jr. DOB: 5/31/58	President of the Trust	Since 2002*	President and Director of EVC. President of Eaton
Vance and BMR. Executive Vice President of EV.
Chief Investment Officer of EVC, Eaton Vance and
BMR. Chief Executive Officer of Belair Capital Fund
LLC, Belcrest Capital Fund LLC, Belmar Capital Fund
LLC, Belport Capital Fund LLC and Belrose Capital
Fund LLC (private investment companies sponsored by
Eaton Vance). Officer of 65 registered investment
companies managed by Eaton Vance or BMR.

Gregory L. Coleman DOB: 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital Management LLC (“Atlanta Capital”). Officer of 8 registered investment companies managed by Eaton Vance or BMR.

Arieh Coll DOB: 11/9/63	Vice President of the Portfolio	Since 2004	Vice President of Eaton Vance and BMR. Officer of 4 registered investment companies managed by Eaton Vance or BMR.

Duncan W. Richardson DOB: 10/26/57	President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, Eaton Vance and BMR. Officer of 51 registered investment companies managed by Eaton Vance or BMR.

James A. Womack DOB: 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by Eaton Vance or BMR.

William J. Austin, Jr. DOB: 12/27/51	Treasurer of the Portfolio	Since 2002*	Vice President of Eaton Vance and BMR. Officer of 45 registered investment companies managed by Eaton Vance or BMR.

Barbara E. Campbell DOB: 6/19/57	Treasurer of the Trust	Since 2005*	Vice President of Eaton Vance and BMR. Officer of 161 registered investment companies managed by Eaton Vance or BMR.

Alan R. Dynner DOB: 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of Eaton Vance, BMR, EVD, EV and EVC. Officer of 161 registered investment companies managed by Eaton Vance or BMR.

Paul M. O’Neil DOB: 7/11/53	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
* Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant
Treasurer of the Portfolio since 2001. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since
1996

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of EVM, by the Fund’s transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The Fund has retained DF King to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $24,400, including out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by EVM personnel, by the transfer agent, PFPC Inc., by broker-dealer firms or by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $______.

     Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for EVM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Trust’s Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card. Abstentions will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will not be counted for quorum purposes and will not be voted. Shares for which votes are not received which are not held by nominees, to the best of the Fund’s knowledge, will not be counted as present for quorum purposes, but will be voted in proportion to votes actually received.

     Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund. If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

May 8, 2006

APPENDIX A

Considerations of the Trustees

     In voting its approval of the New Advisory Agreement between the Portfolio and BMR (the “Adviser”) and the sub-advisory agreement between the Adviser and Eagle, the Board of Trustees of the Portfolio relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2006 to review the investment management arrangements for all investment companies within the Eaton Vance family of funds, including the Fund and the Portfolio. Such information included, among other things, the following:

Information about Fees, Performance and Expenses
* An independent report comparing the advisory and related fees paid by the Fund and the Portfolio with fees paid by comparable funds;
* An independent report comparing the Fund’s total expense ratio and its components and to that of comparable funds;
* An independent report comparing the investment performance of the Fund and of the Portfolio to the investment performance of comparable funds over various time periods;
* Supplemental data regarding investment performance of the Fund in comparison to relevant peer groups of funds and appropriate indices;
* Comparative performance data concerning other mutual funds and institutional accounts managed by the
Adviser and Eagle using investment strategies and techniques similar to those used in managing the Portfolio;
* Comparative information concerning fees charged by the Adviser and Eagle for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolio;
* Profitability analyses for the Adviser with respect to the Portfolio and the Fund;

Information about Portfolio Management
* Descriptions of the investment management services provided to the Portfolio, including the investment strategies and processes employed;
* Information concerning the allocation of brokerage and the benefits received by the Adviser and Eagle as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program pursuant to which the Portfolio may receive reimbursement payments in respect of third party research services obtained by the Adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio;
* Data relating to portfolio turnover rates of the Portfolio;
* The procedures and processes used to determine the fair value of Portfolio assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Eagle
* Reports detailing the financial results and condition of the Adviser and Eagle;
* Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
* Copies of the Codes of Ethics of the Adviser and Eagle and their respective affiliates, together with information relating to compliance with and the administration of such codes;
* Information concerning the resources devoted to compliance efforts undertaken by the Adviser and Eagle and their respective affiliates (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
* Descriptions of the business continuity and disaster recovery plans of the Adviser and Eagle and their respective affiliates;

Other Relevant Information
* Information concerning the nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;
* Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the Fund’s manager;
* The terms of the Advisory and Sub-advisory Agreements; and
* Other information relevant to an evaluation of the nature, extent and quality of the services provided by the
Adviser in response to a series of requests for additional information made by the Special Committee, including information conveyed during the course of meetings with representatives of the Adviser concerning such matters.

     In addition to the information identified above, the Special Committee considered information provided from time to time by the Adviser and Eagle throughout the year at meetings of the Board and its committees. Among other things, the Board received presentations by the portfolio managers and other investment professionals of the Adviser and Eagle relating to the investment performance of the Portfolio or other mutual funds managed by the Adviser or Eagle and their investment strategies (including other mutual funds within the Eaton Vance family of funds).

     The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory and Sub-advisory Agreements.

     Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the Advisory Agreement and Sub-Advisory Agreement for the Portfolio, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

Nature, Extent and Quality of Services

     In considering whether to approve the Advisory Agreement and Sub-Advisory Agreement with respect to the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to be provided by Eagle.

     The Board considered the Adviser’s and Eagle’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular foreign and domestic markets or industries. With respect to Eagle, the Board particularly considered Eagle’s success in investing in securities of foreign companies in particular foreign markets in which the Portfolio seeks to invest. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation by the Adviser paid to recruit and retain investment personnel.

     The Board also reviewed the compliance programs of the Adviser and Eagle and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

     The Board also considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

     After careful consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Advisory Agreement. The Board also concluded that the nature, extent and quality of services to be provided by Eagle, taken as a whole, are appropriate and consistent with the terms of the Sub-Advisory Agreement.

Fund and Portfolio Performance

     The Board compared the Fund’s and Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended August 31, 2005 for the Fund and Portfolio in operation over such periods. On the basis of the foregoing and other relevant considerations, the Board concluded that the performance of the domestic portion of the Portfolio, which is managed by BMR, is satisfactory. At its meeting on March 27, 2006, the Board concluded that the performance of the non-domestic portion of the Portfolio has been unsatisfactory and that a change in the identity of the organization primarily responsible for managing this portion of the Portfolio’s assets would be appropriate. The Board concluded at that time, and again on April 24, 2006, that the performance of the non-domestic portion of the Portfolio can be expected to improve by delegating primary responsibility to Eagle for this portion of the Portfolio.

Management Fees and Expenses

     The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fee (including administrative fees) and total expense ratio for the one year period ended August 31, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that, if the New Advisory Agreement is approved by shareholders, Eaton Vance Management, the Fund’s manager, has agreed to reduce the management fees payable by the Fund by an amount equal to 0.125% annual of its daily net assets indefinitely (“Management Fee Reduction Agreement”). This Management Fee Reduction Agreement may only be terminated or amended if approved by a majority vote of the Trustees who are not “interested persons” as that term is defined in the 1940 Act of any party to such agreement (referred to as the “Independent Trustees”).

     After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fee to be charged to the Fund and the Portfolio for advisory related services and the total expense ratio of the Fund and the Portfolio are reasonable.

Profitability

     The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with their relationship with the Funds, such as soft dollars. The Fund is implementing a soft dollar reimbursement program pursuant to which the Adviser has undertaken to reimburse the Fund for third-party research paid for with soft dollars.

     The Board concluded that, in light of foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

     In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all funds managed by the Adviser and its affiliates as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Portfolio. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to result in the Adviser and the Portfolio continuing to share such benefits equitably.

     The Special Committee did not consider any single factor as controlling in determining whether or not to approve the New Advisory Agreement and Sub-Advisory Agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by EVM and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

     Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee and the Board concluded that the approval of the New Advisory Agreement and Sub-Advisory Agreement, including the fee structure, is in the interests of interestholders of the Portfolio and shareholders of the Fund.

Exhibit A

     As of [May 4, 2006], the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Amount of Shares and %
	Address	Owned

Class A Shares		%
Class B Shares		%
Class C Shares		%

A-1

Exhibit B

GLOBAL GROWTH PORTFOLIO FORM OF INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this [3rd] day of July, 2006, between Global Growth Portfolio, a New York trust (the “Trust”), and Boston Management and Research, a Massachusetts business trust (the “Adviser”).

     1. Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

     The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust.

     The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall adhere to procedures adopted by the Board of Trustees of the Trust.

     2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust compensation in an amount equal to the following of the average daily net assets of the Trust throughout each month:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.75%
$500 million but less than $1 billion	0.70%
$1 billion but less than $1.5 billion	0.65%
$1.5 billion but less than $2 billion	0.60%
$2 billion but less than $3 billion	0.55%
$3 billion and over	0.50%

     Such compensation shall be paid monthly in arrears. The Trust’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be based on the number of calendar days during which it is in effect.

     The Adviser may, from time to time, waive all or a part of the above compensation.

     3. Allocation of Charges and Expenses. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust’s placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

     4. Other Interests. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or “Boston Management and Research” or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     5. Limitation of Liability of the Adviser. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

     6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust’s portfolio security transactions, and upon such terms and conditions as may be agreed upon under an agreement between the Adviser and such investment adviser that is approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940. Each such sub-investment adviser’s performance of its obligation under any such agreement shall be supervised by the Adviser. Further, the Adviser may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the Investment Company Act of 1940 and the rules hereunder.

     7. Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including July 3, 2006 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after July 3, 2006 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

     Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

     8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment Company Act of 1940 or the rules hereunder, by vote of a majority of the outstanding voting securities of the Trust.

     9. Limitation of Liability. The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees and officers of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

     10. Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms “Holders” and “Interests” when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

GLOBAL GROWTH PORTFOLIO

By:
President

BOSTON MANAGEMENT AND RESEARCH

By:
Vice President
and not individually

Exhibit C

GLOBAL GROWTH PORTFOLIO FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT effective this 3rd day of July, 2006 between Boston Management and Research, a Massachusetts business trust (the “Adviser”), and Eagle Global Advisors, L.L.C., a Texas limited liability company (the “Sub-Adviser”).

     WHEREAS, Global Growth Portfolio (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

     WHEREAS, the Trust is a master fund in a master feeder structure whereby, among other potential investors, one or more investment companies registered with the Securities and Exchange Commission (“SEC”) may invest its assets in the Trust (each a “Fund”); and

     WHEREAS, pursuant to an Investment Advisory Agreement, dated July 3, 2006 (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory and management services to the Trust; and

     WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Trust primarily with respect to non-United States investments (and cash located outside the United States), and the Sub-Adviser is willing to furnish such services to the Trust and the Adviser.

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of such proportion of the assets of the Trust as the Adviser may choose to allocate to the Sub-Adviser, which shall be primarily with respect to non-United States investments (and cash located outside the United States) (collectively, the “Assets”) and to administer its affairs, subject to the supervision of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth herein for the compensation herein provided.

     2. Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for the Assets and determine in its discretion the composition of the Assets, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Trust, when these transactions should be executed, and what portion of the Assets should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Trust, the Sub-Adviser shall make decisions for the Trust as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Trust. The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the SEC, as amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Adviser prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

          a. The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement, of which the Sub-Adviser has received a copy and with the Sub-Adviser’s portfolio manager operating policies and procedures as are approved by the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement.

            b. The Sub-Adviser will manage the Trust so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

            c. The Sub-Adviser shall exercise voting authority with respect to proxies that the Trust is entitled to vote with regard to securities in the Trust’s portfolio, provided that such authority may be revoked in whole or in part by the Adviser at any time upon notice to the Sub-Adviser and provided further that the exercise of such authority shall be subject to review by the Adviser and the Board. The Sub-Adviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures of the Sub-Adviser as are approved by the Adviser. The Sub-Adviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

            d. In connection with the purchase and sale of securities for the Trust, the Sub-Adviser will arrange for the transmission to the custodian for the Trust (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Trust, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust. With respect to portfolio securities to be settled through the Trust’s transfer agent, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s Custodian.

            e. The Sub-Adviser will assist the Custodian in determining or confirming, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the value of any portfolio securities or other assets of the Trust for which the Custodian seeks assistance from or identifies for review by the Sub-Adviser; provided that the Sub-Adviser shall be responsible for determining in good faith, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the fair value of the Trust’s portfolio of securities and shall obtain the services, at its own expense, of any pricing service required by the Board or the Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust’s assets and will not take possession or custody of such assets.

            f. Following the end of the Trust’s semi-annual period and fiscal year, the Sub-Adviser will assist the Adviser in preparing a letter to shareholders containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

            g. The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 5th business day of the following quarter a written compliance checklist in a form provided by the Adviser.

            h. The Sub-Adviser will make available to the Trust and the Adviser, promptly upon request, any of the Trust’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules under each, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Trust which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

            i. The Sub-Adviser will provide reports to the Board for consideration at meetings of the Board on the investment program for the Assets and the issuers and securities represented therein, and will furnish the Board with such periodic and special reports as the Board and the Adviser may reasonably request.

     3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Trust’s portfolio, and to select broker-dealers and to negotiate brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Trust, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Adviser, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Trust in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser shall adhere to procedures adopted by the Board of Trustees of the Trust. The Sub-Adviser will consult with the Adviser to ensure that portfolio transactions on behalf of the Trust are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Adviser. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Trust to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Trust, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board indicating the broker-dealers to which such allocations have been made and the basis therefore.

     4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Amendment to the Registration Statement for the Trust and the registration statement of any Fund filed with the SEC (the Registration Statement and the Funds’ registration statements referred to herein as the “Registration Statements”) that contain disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating directly or indirectly to the Sub-Adviser, such Registration Statements contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV, Part II at least 48 hours prior to entering into this Agreement.

     5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement. The Adviser or the Trust shall be responsible for all the expenses of the Trust’s operations.

     6. Compensation. For the services provided to the Trust, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for Sub-Adviser’s fee hereunder.

     7. Materials. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, and reports to shareholders prepared for distribution to shareholders of the Trust or any Fund that refer to the Sub-Adviser in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within 2 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients, and such objection may only be on the grounds of the accuracy or completeness of the references to the aforesaid. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.

     8. Compliance.

          a. The Sub-Adviser agrees to use reasonable compliance techniques as the Adviser or the Board may adopt or approve, including written compliance procedures. In addition, the Sub-Adviser shall retain, at its own expense, the services of the Custodian or any other party as requested by the Board to monitor the compliance of the Trust’s portfolio of holdings with the investment objective, policies and restrictions set forth in the Registration Statement.

            b. The Sub-Adviser agrees that it shall promptly notify, if legally permitted, the Adviser and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser, including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser, (2) in the event of any notice of investigation, examination, inquiry, audit or subpoena of the Sub-Adviser or any of its officers or employees by any federal, state, municipal or other governmental department, commission, bureau, board, agency or instrumentality, or (3) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If legally permitted, the Sub-Adviser will furnish the Adviser, upon request, copies of any and all documents relating to the foregoing. The Sub-Adviser further agrees to notify the Adviser and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust or any Fund, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

            c. The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

            d. The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, and changes in the Sub-Adviser’s key personnel, investment strategies, policies and procedures, and other matters that are likely to have a material impact on the Sub-Advisers duties hereunder.

     9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

     10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Adviser and the Sub-Adviser, and the Adviser shall treat as confidential and use only in connection with the Trust all information furnished to the Trust or the Adviser by the Sub-Adviser, in connection with its duties under this Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Adviser, or if available from a source other than the Adviser, Sub-Adviser or the Trust.

     11. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

     12. Liability.

            a. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) controls the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or any breach by the Sub-Adviser of its obligations or duties under this Agreement.

            b. The Sub-Adviser agrees that neither the Trust nor any Fund shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement.

   13. Indemnification.

            a. The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Sub-Adviser which (1) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Adviser’s disregard of its obligations and duties under this Agreement and to the Trust, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or prospectuses covering shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its breach or reckless disregard of its obligations or duties under this Agreement.

            b. Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Trust which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s disregard of its obligations or duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or prospectuses covering the shares of the Trust or any Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Adviser or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its breach or reckless disregard of its obligations and duties under this Agreement.

            c. The Adviser shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation; provided however, the Adviser shall be responsible for the additional counsel of Sub-Adviser in the event the Adviser is determined to have made the fraudulent representations, by the final decision of a court of competent jurisdiction (that is not subject to appeal or as to which the time for appeal has elapsed), and such representations are the basis for which Sub-Adviser’s liability is based. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

            d. The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

    14. Duration and Termination.

            a. This Agreement shall become effective on the date first indicated above, subject to the condition that the Trust’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, and the Holders of Interests in the Trust, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including July 3, 2008 and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, and (b) the vote of a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

            b. Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust; (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser upon 3 months’ prior written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed 3 additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust.

            c. In the event of termination for any reason, all records of the Trust shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

     15. Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Global Growth Portfolio
The Eaton Vance Building
255 State Street
Boston, MA 02109
Attn: Chief Legal Officer

If to the Adviser:
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109
Attn: Chief Legal Officer

If to the Sub-Adviser: Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930 Houston, Texas 77057 Attn: Steven Russo

     16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

     17. Miscellaneous.

            a. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

            b. The Adviser and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

            c. The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the Trustee and officers of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustee or any officer of the Adviser.

            d. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            e. To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

            f. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

            g. Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

            h. This Agreement may be executed in counterparts.

[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

BOSTON MANAGEMENT AND RESEARCH

By:
Name:
Title:

EAGLE GLOBAL ADVISORS, L.L.C.

By:
Name:
Title:

SCHEDULE A

Annual Investment Sub-advisory Fee*

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.50000%
$500 million but less than $1 billion	0.46875%
$1 billion but less than $2.5 billion	0.43750%
$2.5 billion but less than $5 billion	0.40625%
$5 billion and over	0.37500%

* Sub-advisory fee, including breakpoints, is calculated solely based on the Assets sub-advised by Eagle and is paid by the Adviser.

The Trust’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Board of Trustees of the Trust.

PROXY TABULATOR
48 WALL STREET
NEW YORK, NEW YORK 10005

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***
	VOTE BY TELEPHONE		VOTE ON THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this card	1)	Read the Proxy Statement and have this card	1)	Read the Proxy Statement
	at hand		at hand	2)	If you want to vote use the Proxy Card
2)	Call 1-800-690-6903	2)	Go to www.proxyweb.com/proxy		on reverse
3)	Enter control number shown at left and	3)	Enter control number shown at left and	3)	Return the card in the postage-paid envelope
	follow the simple instructions		follow the simple instructions		provided
4)	Keep this card for your records	4)	Keep this card for your records

*** 999 999 999 999 99 *** Eaton Vance Global Growth Fund

     SPECIAL MEETING OF SHAREHOLDERS
June 30, 2006
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 30, 2006 at 1:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated: __________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature(s):	(Sign in the Box)

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
EATON VANCE PROXY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Advisory Agreement between Boston Management
	and Research and Global Growth Portfolio, with no change in the advisory fees	[ ]	[ ]	[ ]
payable by the Portfolio from the fees set forth in the current agreement.

2.	To approve a new Investment Sub-Advisory Agreement between Boston	[ ]	[ ]	[ ]
Management and Research and Eagle Global Advisors L.L.C. for Global Growth
Portfolio.

3.	To authorize the Board of Trustees to select investment sub-advisers and enter into
	investment sub-advisory agreements without obtaining shareholder approval to	[ ]	[ ]	[ ]
the extent permitted by applicable law.

NOTE ADDRESS CHANGE:  _______________________________
                                                 _______________________________
                                                 _______________________________

PLEASE SIGN ON REVERSE SIDE

EVD